Fair Values of Assets and Liabilities - Differences Between Aggregate Fair Value Carrying Amount of MLHFS for which Fair Value Option has been Elected and Aggregate Unpaid Principal Amount Contractually Obligated to Receive at Maturity (Detail) - USD ($)
$ in Millions
	Dec. 31, 2020	Dec. 31, 2019
Fair Value Disclosures [Abstract]
Fair value carrying amount, total loans	$ 8,524	$ 5,533
Fair value carrying amount, nonaccrual loans	1	1
Fair value carrying amount, loans 90 days or more past due	2	1
Aggregate unpaid principal, total loans	8,136	5,366
Aggregate unpaid principal, nonaccrual loans	1	1
Aggregate unpaid principal, loans 90 days or more past due	2	1
Carrying amount over (under) unpaid principal, total loans	$ 388	$ 167